OTHER NON-CURRENT ASSESTS	12 Months Ended
Dec. 31, 2020
Other Assets, Noncurrent [Abstract]
OTHER NON-CURRENT ASSESTS
10. OTHER
NON-CURRENT
ASSESTS
Other
non-current
assets consist of the following:

	As of December 31,
	2019	2020
	RMB	RMB
Long-term loan receivable (1)	50,278	53,612
Prepayment of an office building (2)	—	78,000
Others	6,003	18,695
Less: allowance for doubtful accounts		(1,514)

	56,281	148,793

(1)
Long-term loan receivable represents the principal and interest to be collected of a loan provided by the Group to a third party. The loan was of principal amount of RMB 50,000, three-year term starting from December 2019, and with a lump sum interest rate of 20% at maturity.

(2)
The Group purchased an office building from a third party and paid the full amount in advance with consideration of USD$11.25 million (equivalent RMB 78,000). This office building is expected to be used by the Group to relocate its customer service center in the future.